                                                                    EXHIBIT 10.4
                                    FORM OF
                      AMENDMENT TO STOCK OPTION AGREEMENT

WHEREAS, Recognition International Inc. (herein called the "COMPANY") and
   (NAME) (herein called the "OPTIONEE"), are parties to an agreement entitled "Stock Option Agreement Under The 1990 Corporate Incentive Plan ('The Plan')" and dated as of March 11, 1993 (herein called the "Agreement"); and

WHEREAS, the COMPANY and the OPTIONEE desire to amend the Agreement as set forth herein;

NOW, THEREFORE, the COMPANY and the OPTIONEE hereby agree to amend the Agreement by deleting Paragraph 5(a) of the Agreement in its entirety and replacing it with the following:

         "(a) This option shall become exercisable as follows: (i) with respect to 10 percent of the total number of shares subject to the option if, after the COMPANY's annual earnings release for fiscal year 1994, the "Average Price" (as defined below) of the COMPANY's Common Stock is at least $20.00 per share; (ii) with respect to an additional 20 percent of such shares if, after the COMPANY's annual earnings release for fiscal year 1995, the Average Price of the COMPANY's Common Stock is at least $25.00 per share; (iii) with respect to an additional 30 percent of such shares if, after the COMPANY's earnings release for fiscal year 1996, the Average Price of the COMPANY's Common Stock is at least $30.00 per share; and (iv) with respect to the remaining 40 percent of such shares on December 5, 1997; provided, however, that any shares which do not become exercisable in any year because the Average Price target for that year was not met shall become exercisable in any subsequent year in which the Average Price target for such subsequent year is met; and provided further that all shares not previously exercisable shall become exercisable on December 5, 1997 and that the total number of shares becoming exercisable in the aggregate shall in no event exceed the number of shares specified in Paragraph 2 above. As used in this paragraph, the term "Average Price" means the weighted average of the closing prices on the days during which the first 200,000 shares of the COMPANY's Common Stock are traded, as reported on the New York Stock Exchange Composite Tape, beginning with the first such trade on the trading day immediately following the day on which the COMPANY's annual earnings for the previous fiscal year are reported on the Dow Jones News Wire."

Except as amended herein, the Agreement shall remain unchanged and shall continue in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the COMPANY and the OPTIONEE have caused this amendment to be executed, effective December 5, 1993.

RECOGNITION INTERNATIONAL INC.                 OPTIONEE
By_________________________________            ____________________________
  Vice President and                           Signature
  Corporate Secretary

                                    SCHEDULE

                                   TO FORM OF

                      AMENDMENT TO STOCK OPTION AGREEMENT
                          DATED AS OF DECEMBER 5, 1994




      Agreements were entered into under substantially the same terms with the following:

                                      NAME
                                      ----

                              Thomas R. Frederick

                                Robert M. Swartz